Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

TrueShares ESG Active Opportunities ETF (ECOZ)
(the “Fund”)

July 17, 2020
Supplement to the Fund’s
Summary Prospectus dated February 27, 2020 and
Prospectus and Statement of Additional Information dated February 26, 2020, each as previously supplemented

The Fund is currently managed by TrueMark Investments, LLC, the Fund’s investment adviser (the “Adviser”), and effective July 17, 2020, Purview Investments, LLC serves as the Fund’s sub-adviser (the “Sub-Adviser”). Linda H. Zhang, Ph.D., CEO of the Sub-Adviser, and Jordan Waldrep, CFA, Chief Investment Officer for the Adviser, serve as the portfolio managers of the Fund. For more information about the Sub-Adviser, please see the Fund’s currently effective registration statement.

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Please retain this Supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.